Exhibit 99.1

Press Release

Exar Reports First Quarter Fiscal 2015 Financial Results

Company Reports Revenue of $32.6 Million, an Increase of 17% Sequentially

August 6, 2014 - Fremont, California – Exar Corporation (NYSE: EXAR) a leading provider of high-performance integrated circuits and system solutions, today reported financial results for the first quarter of fiscal year 2015, ended June 29, 2014. Non-GAAP revenue for the first quarter of fiscal year 2015 was $32.6 million, an increase of 17% from $28.0 million in the prior quarter. Revenue has been adjusted to eliminate the impact of the deferred revenue write-down under business combination accounting. GAAP revenue for the first quarter was $30.7 million.

Non-GAAP gross margin for the quarter was 48%; and Non-GAAP net income for the quarter was $0.9 million, or $0.02 per diluted share, up from $0.7 million in the prior quarter. GAAP gross margin for the quarter was 36% and GAAP net income for the quarter was a loss of $0.26 per share. GAAP results for the quarter include the impact of consolidating Integrated Memory Logic Limited (iML) as of June 4, 2014, including substantial one-time costs associated with the acquisition, amortization of intangibles, and the elimination of minority interest pending completion of the second-step merger.

“Our focus during the past twenty-four months has been on restructuring our business and developing new products through organic and inorganic means. This quarter marks a transformative point, as our sales and marketing team is demonstrating meaningful traction with both our Component Products and our System Solutions,” commented Exar President and CEO, Louis DiNardo.

“Additionally, as we build an enduring business within our traditional product areas serving the industrial, networking, and communications infrastructure markets, we have augmented our offering with high-end consumer products through the recent acquisition of iML. The high-performance analog and mixed-signal products provided by iML are a logical extension of our business. iML gives us a great team, immediate scale, further diversity, with enhanced profitability,” concluded Mr. DiNardo.

In the first quarter of fiscal 2015 the Company continued its aggressive introductions of new products, including:

●	XRP7720 – A quad output programmable universal power management IC (PMIC).
●	XRP7725 – A universal power management IC compatible with Intel Node Manager server power management technology.
●	XRP3303x – The industry’s widest operation range RS-485 transceivers.

●	XR761xx – A new family of PowerBloxTM DC-DC regulators offering exceptional line regulation.
●	XR811xx – A new family of universal clocks with ultra-low phase jitter for communications, audio-video, and industrial applications.

On a Non-GAAP basis, for the second fiscal quarter of 2015, ending September 28, 2014, the Company is expecting revenue to be in the range of $40 million to $43 million, gross margin between 47% to 50%, and operating expenses of between $18 million and $20 million.

Company officials will be discussing these results in greater detail in a conference call today, Wednesday, August 6, 2014 at 1:45 p.m. PDT (4:45 p.m. EDT). To access the conference call, please dial (719) 457-2628 or (888) 505-4368. In addition, a live webcast will be available on Exar's Investor webpage. An archive of the webcast will be available Exar's Investor webpage after its conclusion.

Exar Corporation designs, develops and markets high-performance integrated circuits and system solutions for the Communications, High-End Consumer, Industrial & Embedded Systems, and Networking & Storage markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management, and video processing solutions. Exar has locations worldwide providing real-time customer support.

Integrated Memory Logic (iML), a subsidiary of Exar Corporation, is a fabless semiconductor company, which develops and markets application specific analog, power management, and mixed-signal integrated circuits. iML ICs are optimized primarily for the display, mobile systems and lighting markets.  iML is an industry leader in the field of color control management, and has an extensive portfolio of products in power management and LED drivers.  iML maintains a strong footprint close to its customers and supply chain in Asia, and markets extensively to OEMs and system manufacturing houses in China, Taiwan, Korea and Japan.  Founded in 1996, iML has offices in the US and Asia.

For more information about Exar, visit http://www.exar.com.

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Ryan Benton, SVP and CFO

Phone: (510)668-7201

Email: investorrelations@exar.com

-Tables follow-

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	FINANCIAL COMPARISON
	(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED
	JUNE 29, 2014		MARCH 30, 2014		JUNE 30, 2013
Industrial & Embedded Systems	$18,867	58%	$19,588	70%	$16,498	51%
Consumer	5,332	16%	43	0%	246	1%
Communications Infrastructure	5,090	16%	5,046	18%	5,976	18%
Networking & Storage	3,338	10%	3,310	12%	9,907	30%
Net Sales	$32,627	100%	$27,987	100%	$32,627	100%

Gross Profit	$15,732	48.2%	$12,837	45.9%	$17,050	52.3%
Operating Expenses	$15,040	46.1%	$12,671	45.3%	$12,482	38.3%
Income from operations	$692	2.1%	$166	0.6%	$4,568	14.0%
Net income	$860	2.6%	$676	2.4%	$4,797	14.7%
Net income per share
Basic	$0.02		$0.01		$0.10
Diluted	$0.02		$0.01		$0.10

GAAP Results	THREE MONTHS ENDED
	JUNE 29, 2014		MARCH 30, 2014		JUNE 30, 2013
Industrial & Embedded Systems	$18,867	61%	$19,588	70%	$16,498	51%
Consumer	3,424	11%	43	0%	246	1%
Communications Infrastructure	5,090	17%	5,046	18%	5,976	18%
Networking & Storage	3,338	11%	3,310	12%	9,907	30%
Net Sales	$30,719	100%	$27,987	100%	$32,627	100%

Gross Profit	$10,956	35.7%	$8,422	30.1%	$15,477	47.4%
Operating Expenses	$22,308	72.6%	$8,733	31.2%	$14,930	45.8%
Income (loss) from operations	$(11,352)	-37.0%	$(311)	-1.1%	$547	1.7%
Net income (loss)	$(12,105)	-39.4%	$147	0.5%	$806	2.5%
Net income (loss) per share
Basic	$(0.26)		$0.00		$0.02
Diluted	$(0.26)		$0.00		$0.02

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the demand for our products and the anticipated trends in our sales and profits are forward-looking statements. The forward-looking statements are dependent on certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. The Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission, or SEC, filings, including, but not limited to, under the captions “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 30, 2014 which are on file with the SEC and are available on our Investor webpage and on the SEC website at www.sec.gov. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, restructuring charges and exit costs, provisions for dispute resolutions, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  This financial measure may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED
	JUNE 29,	MARCH 30,	JUNE 30,
	2014	2014	2013

Net sales	$21,698	$18,913	$23,858
Net sales, related party	9,021	9,074	8,769
Total net sales	30,719	27,987	32,627
Cost of sales:
Cost of sales (1)	12,353	11,491	11,812
Cost of sales, related party	3,838	4,119	3,907
Amortization of purchased intangible assets and inventory step-up cost	3,545	2,254	1,350
Impairment of intangible assets	-	1,636	-
Restructuring charges and exit costs	27	65	81
Total cost of sales	19,763	19,565	17,150
Gross profit	10,956	8,422	15,477
Operating expenses:
Research and development (2)	8,243	6,803	6,180
Selling, general and administrative (3)	10,077	7,496	7,354
Restructuring charges and exit costs, net	369	1,438	931
Merger and acquisition costs	4,050	1,014	465
Net change in fair value of contingent consideration	(431)	(8,018)	-
Total operating expenses	22,308	8,733	14,930
Income (loss) from operations	(11,352)	(311)	547

Other income and expense, net:
Interest income and other, net	290	523	287
Interest expense	(486)	(39)	(37)
Impairment of long term investment	-	(323)	-
Total other income and expense, net	(196)	161	250

Income (loss) before income taxes	(11,548)	(150)	797
Provision for (benefit from) income taxes	692	(297)	(9)
Net income (loss) before noncontrolling interest	(12,240)	147	806
Net loss attributable to noncontrolling interest	135	-	-
Net income (loss) attributable to Exar	$(12,105)	$147	$806

Net income (loss) per share:
Basic	$(0.26)	$0.00	$0.02
Diluted	$(0.26)	$0.00	$0.02

Shares used in the computation of net income (loss) per share:
Basic	47,236	47,328	46,805
Diluted	47,236	48,778	48,085

(1) Equity compensation included in cost of sales	$260	$195	$142
(2) Equity compensation included in R&D	812	579	140
(3) Equity compensation included in SG&A	2,055	811	805

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	JUNE 29,	MARCH 30,	JUNE 30,
	2014	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$149,161	$14,614	$36,458
Short-term marketable securities	-	152,420	169,333
Accounts receivable (net of allowances of $1,029, $1,178 and $673)	26,596	15,023	15,811
Accounts receivable, related party (net of allowances of $599, $608 and $318)	2,524	3,309	3,203
Inventories	31,988	28,982	19,391
Other current assets	5,717	3,549	2,853
Total current assets	215,986	217,897	247,049

Property, plant and equipment, net	20,644	21,280	22,953
Goodwill	45,017	30,410	10,356
Intangible assets, net	109,041	31,390	11,804
Other non-current assets	1,448	1,240	1,489
Total assets	$392,136	$302,217	$293,651
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$15,883	$15,488	$12,556
Accrued compensation and related benefits	6,271	4,174	3,765
Deferred income and allowances on sales to distributors	3,737	1,765	2,040
Deferred income and allowances on sales to distributors, related party	9,962	9,349	10,282
Short-term debt financing	65,000	-	-
Other current liabilities	16,257	11,370	10,642
Total current liabilities	117,110	42,146	39,285
Long-term lease financing obligations	40	70	1,012
Other non-current obligations	10,651	6,626	11,130
Total liabilities	127,801	48,842	51,427

Stockholders' equity:
Exar Corporation stockholders' equity	246,598	253,375	242,224
Noncontrolling interest	17,737	-	-
Total stockholders' equity	264,335	253,375	242,224

Total liabilities and stockholders' equity	$392,136	$302,217	$293,651

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED
	JUNE 29,	MARCH 30,	JUNE 30,
	2014	2014	2013

GAAP net sales	$30,719	$27,987	$32,627
Deferred revenue write-down	1,908	-	-
Non-GAAP net sales	$32,627	$27,987	$32,627

GAAP gross profit	$10,956	$8,422	$15,477
GAAP gross margin	35.7%	30.1%	47.4%
Stock-based compensation	260	195	142
Amortization of purchased intangible assets and inventory step-up cost	3,545	2,254	1,350
Deferred revenue write-down and associated costs	944	-	-
Impairment Charges	-	1,901	-
Restructuring charges and exit costs	27	65	81
Non-GAAP gross profit	$15,732	$12,837	$17,050
Non-GAAP gross margin	48.2%	45.9%	52.3%

GAAP operating expenses	$22,308	$8,733	$14,930
Stock-based compensation - R&D	812	579	140
Stock-based compensation - SG&A	2,055	811	805
Amortization of purchased intangible assets	413	238	107
Restructuring charges and exit costs, net	369	1,438	931
Merger and acquisition costs	4,050	1,014	465
Net change in fair value of contingent consideration	(431)	(8,018)	-
Non-GAAP operating expenses	$15,040	$12,671	$12,482

GAAP operating income (loss)	$(11,352)	$(311)	$547
Stock-based compensation	3,127	1,585	1,087
Amortization of purchased intangible assets and inventory step-up cost	3,958	2,492	1,457
Deferred revenue write-down and associated costs	944	-	-
Impairment Charges	-	1,901	-
Restructuring charges and exit costs, net	396	1,503	1,012
Merger and acquisition costs	4,050	1,014	465
Net change in fair value of contingent consideration	(431)	(8,018)	-
Non-GAAP operating income	$692	$166	$4,568

GAAP net income (loss)	$(12,105)	$147	$806
Stock-based compensation	3,127	1,585	1,087
Amortization of purchased intangible assets and inventory step-up cost	3,958	2,492	1,457
Deferred revenue write-down and associated costs	944	-	-
Impairment Charges	-	2,224	-
Restructuring charges and exit costs, net	396	1,503	1,012
Merger and acquisition costs	4,497	1,014	465
Net change in fair value of contingent consideration	(431)	(8,018)	-
Net loss attributable to noncontrolling interest	(135)	-	-
Income tax effects	609	(271)	(30)
Non-GAAP net income attributable to Exar	$860	$676	$4,797

GAAP net income (loss) per share
Basic	$(0.26)	$0.00	$0.02
Diluted	$(0.26)	$0.00	$0.02

Non-GAAP net income (loss) per share
Basic	$0.02	$0.01	$0.10
Diluted	$0.02	$0.01	$0.10

Shares used in the computation of Non-GAAP net income (loss) per share:
Basic	47,236	47,328	46,805
Diluted	49,826	50,220	48,557

Net cash provided (used) by operations	$(8,137)	$1,708	$983
Less purchases of fixed assets and IP	(551)	(983)	(349)
Add proceeds from sale of IP	-	-	125
Free cash flow	$(8,688)	$725	$759

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